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SECURITIES AND EXCHANGE COMMISSION
washington, d.c. 20549

FORM 8-K

current report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

November 27, 2006
(Date of Report (Date of Earliest Event Reported))

SOVRAN SELF STORAGE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State of Other Jurisdiction Of Incorporation)	1-13820 (Commission File Number)	16-1194043 (I.R.S. Employer Identification Number)

6467 Main Street
Williamsville, New York 14221
(Address of Principal Executive Offices)

(716) 633-1850
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [   ]  Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.03.   MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

The Rights Agreement, dated as of November 27, 1996, as amended (the "rights agreement"), by and between Sovran Self Storage, Inc. (the "Company") and American Stock Transfer & Trust Company, as rights agent, expires as of the close of business on November 27, 2006 in accordance with its terms. The Board of Directors of the Company has decided not to renew the rights agreement at this time. The rights issued pursuant to the rights agreement provide holders of the Company's common stock certain stock purchase rights in connection with certain change-in-control transactions. A description of the terms of the rights agreement and the related purchase rights is more fully set forth in the Company's registration statement on Form 8-A, as filed with the Securities and Exchange Commission on December 3, 1996, and incorporated by reference herein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.
Date: November 27, 2006	SOVRAN SELF STORAGE, INC. By /s/ DAVID L. ROGERS Name: David L. Rogers Title: Chief Financial Officer